                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 24, 1997
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

                            BUCKEYE PARTNERS, L.P.
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                (Exact name of registrant specified in Charter)

      DELAWARE                 1-9356              23-2432497
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   (State or other           (Commission         (IRS Employee
   jurisdiction of           File Number)        Identification No.)
   incorporation)

         3900 HAMILTON BOULEVARD                      18103
         ALLENTOWN, PENNSYLVANIA
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 (Address of principal executive offices)            Zip Code

         REGISTRANT'S TELEPHONE, INCLUDING AREA CODE:  (610) 770-4700

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        (Former name and former address, if changed since last report)
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Item 5.   Other Events.
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          On June 24, 1997, the Registrant announced by press release that it had settled the putative class action titled Shakerdge v. Martinelli, et. al. The Registrant hereby incorporates by reference herein the press release attached hereto as Exhibit 99.1, which is made a part of this Item 5.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c) Exhibits.

          Exhibit No.         Exhibit
          -----------         -------

              99.1        Press Release dated June 24, 1997
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                                   Signature
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BUCKEYE PARTNERS, L.P.
                                By: Buckeye Management Company,
                                      Its General Partner



                              By:___________________________________
                                 Name:   C. Richard Wilson
                                 Title:  President and Chief
                                           Operating Officer

Dated:  June 24, 1997
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                                 Exhibit Index
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          Exhibit No.      Exhibit                                     Page
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             99.1          Press Release dated June 24, 1997